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                                                                   EXHIBIT 23
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INDEPENDENT AUDITORS' CONSENT
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We consent to the incorporation by reference in Registration Statements No.
33-51727, No. 33-51729, No. 2-93984 and No. 33-2117 of Agency Rent-A-Car, Inc.
on Form S-8 of our report dated March 25, 1994 appearing in this Annual Report on Form 10-K of Agency Rent-A-Car, Inc. for the year ended January 31, 1994.



/s/Deloitte & Touche



Cleveland, Ohio
March 25, 1994







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